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                                                                EXHIBIT 10.18.2




                             SECOND AMENDMENT TO THE

                                 PROMISSORY NOTE


This SECOND AMENDMENT ("Amendment"), dated as of July 30, 1999, by WFS FINANCIAL INC, a California corporation ("WFS"), amends the PROMISSORY NOTE ("Note") executed by WFS in favor of WESTERN FINANCIAL BANK on August 1, 1997. Capitalized terms not defined herein shall have the same meaning as defined in the Note.

The Note is hereby amended to

     1. increase the principal amount from $80,000,000 to $135,000,000; and

     2. amend the scheduled payment of principal such that Principal shall be payable in two equal annual installments of $67,500,000 commencing on July 31, 2001.

Except as specifically amended herein, all terms of the Note shall remain in full force and effect.

Wherefore, WFS has caused this Amendment to the Note to be executed and delivered by its duly authorized signatory as of the date first set forth above.



WFS FINANCIAL INC


/s/ THOMAS A. WOLFE
---------------------------------------                           July 30, 1999
Thomas A. Wolfe, President